UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 11, 2008

WEST CANYON ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-130673	20-8756823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20333 State Highway 249, Suite 200 – 11, Houston, TX 77070-26133
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code	(281) 378-1563

PETROSOUTH ENERGY CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 11, 2008, we completed a merger with our subsidiary, West Canyon Energy Corp.  As a result, we have changed our name from “PetroSouth Energy Corp.” to “West Canyon Energy Corp.”  We have changed the name of our company to better reflect the proposed future direction and business of our company.

Item 7.01	Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on April 11, 2008 under the new stock symbol “WCYO”.  Our new CUSIP number is 951736 107.

Item 9.01	Financial Statements and Exhibits

3.01	Articles of Merger filed with the Nevada Secretary of State on March 27, 2008, effective April 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROSOUTH ENERGY CORP.

/s/ Fred Zaziski
Fred Zaziski
President

Date: April 11, 2008